SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2007

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-30939
(Commission File Number)

Delaware	74-2961657
(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 836-6464

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     On February 7, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Active Power, Inc., a Delaware corporation (the “Company”), approved certain compensation matters with respect to certain named executive officers named in its 2006 proxy statement who remain employed by the Company (the “Executives”).

Pursuant to the Company’s 2000 Stock Incentive Plan, the Company made certain restricted stock awards to James A. Clishem, its Chief Executive Officer and President, and John K. Penver, its Chief Financial Officer, in the following amounts:

Executive	Restricted Stock Shares
James A. Clishem	75,000
John K. Penver	50,000

The restricted stock is subject to certain rights of repurchase by the Company in the event the Executive’s service with the Company is terminated prior to February 7, 2010. The repurchase rights shall expire with respect to a portion of the Executive’s restricted stock in a series of three equal annual installments beginning February 7, 2008 and ending February 7, 2010. The Executives will pay the nominal par value of $.001 per share to the Company in exchange for their respective shares of restricted stock. The Executive’s restricted stock agreement may allow for the Company to withhold shares from time to time to cover certain tax obligations, with net shares issued to the Executives.

Pursuant to the Company’s 2000 Stock Incentive Plan, the Committee also approved certain option awards to Mr. Clishem and Mr. Penver in the following amounts:

Executive	Option Shares
James A. Clishem	75,000
John K. Penver	50,000

The exercise price of the options was set at $2.29 per share and equals the closing price of the Company’s common stock as traded on Nasdaq on February 7, 2007. With continued service, 25% of the option shares shall vest and become exercisable on February 7, 2008, and the balance shall vest and become exercisable in a series of twelve equal quarterly installments upon the completion of each additional quarter of service through February 7, 2011.

In addition, the Committee approved the following cash bonuses pursuant to the Company’s Executive Compensation Plan for the fiscal year ending December 31, 2006:

Executive	2006 Bonus
James A. Clishem	$165,000
John K. Penver	$51,000

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The Committee also approved the following salaries and bonus targets for the fiscal year ending December 31, 2007:

Executive	2007 Salary	2007 Bonus Target
James A. Clishem	$300,000	$300,000
John K. Penver	$185,000	$92,500

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2007

ACTIVE POWER, INC.

By:	/s/ John K. Penver
John K. Penver
Chief Financial Officer